UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2008

TRANSMERIDIAN EXPLORATION INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-50715	76-0644935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 4300 Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 458-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 4, 2008, Transmeridian Exploration Incorporated (“Transmeridian”) issued a joint press release with United Energy Group Limited (“UEGL”) announcing the commencement of a tender offer by UEGL for all the shares of the 15% senior redeemable convertible preferred stock, par value $0.0006 per share, of Transmeridian and 20% junior redeemable convertible preferred stock, par value $0.0006 per share, of Transmeridian not otherwise subject to purchase by UEGL under other arrangements, pursuant to the Investment Agreement, dated June 11, 2008, between UEGL and Transmeridian. A copy of the press release is attached hereto as exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
Exhibit 99.1	Press Release dated August 4, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMERIDIAN EXPLORATION INCORPORATED

Date: August 5, 2008	By:	/s/ Earl W. McNiel
	Name:	Earl W. McNiel
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
Exhibit 99.1	Press Release dated August 4, 2008